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                                                              Exhibit 10(f)


                                   FIRST AMENDMENT
                                       OF THE
                   McDONALD'S CORPORATION DEFERRED INCENTIVE PLAN
             (As amended and restated effective as of September 1, 1994)



     WHEREAS, McDonald's Corporation (the "Company") established the McDonald's Corporation Deferred Incentive Plan (the "Deferred Incentive Plan'') effective as of November 1, 1993 and amended and restated the Deferred Incentive Plan effective as of September 1, 1994; and

     WHEREAS, the Board of Directors of the Company by resolutions dated January 16, 1996, has authorized the undersigned officer to further amend the Deferred Incentive Plan effective as of February 1, 1996 to allow the five highest compensated officers (as defined in the Deferred Incentive Plan) to defer up to 90% of their base pay earned after February 1, 1996; provided that any such election shall apply in 1996 only to those individuals who had previously elected to defer at least 50% of their base pay for 1996 and who filed an additional election prior to December 31, 1995 to defer up to 90% of base pay earned after February 1, 1996;

     NOW, THEREFORE, the Deferred Incentive Plan is hereby amended, effective as of February 1, 1996, by substituting the following for the second sentence of
Section 2.2 thereof:

     "Any Eligible Employee who is one of the five highest compensated officers of the Company (ranked by the total of base pay and the target incentive under TIP for the current year) may also elect to defer up to 90% of his or her base salary for the following calendar year. For 1996, any one of the five highest compensated officers of the Company who had previously elected to defer at least 50% of his base pay for the 1996 year and who filed an election prior to December 31, 1995 may defer up to 90% of base pay earned after February 1, 1996 through the remainder of the 1996 calendar year."

     IN WITNESS WHEREOF, Stanley R. Stein, as authorized officer of the Company, has executed this First Amendment of the McDonald's Corporation Deferred Incentive Plan in multiple originals this 31st day of January, 1996.


                                             /s/ Stanley R. Stein
                                             ----------------------
                                             Stanley R. Stein
                                             Senior Vice President